EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Chembio Diagnostics, Inc. for the quarterly period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chembio Diagnostics, Inc. for the periods presented therein.

Dated:  November 8, 2018          /s/ John J. Sperzel III
John J. Sperzel III
Chief Executive Officer and President
(Principal Executive Officer)

Dated:  November 8, 2018          /s/ Neil A. Goldman
Neil A. Goldman
Chief Financial Officer and Executive Vice President
(Principal Financial Officer)